                                  SCHEDULE 14A
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  Zanett, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total Fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                                  ZANETT, INC.
                          635 MADISON AVENUE, Floor 15
                               NEW YORK, NY 10022
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 28, 2006

To Our Shareholders:

You are cordially invited to attend the annual meeting of shareholders (the "Shareholders' Meeting") of Zanett, Inc. ("Zanett") to be held at 635 Madison Avenue, 15th Floor, New York, NY 10022 on Wednesday, June 28, 2006, at 2:00 PM, local time, for the following purposes:

         1.  To elect a Board of Directors.

         2. To ratify the selection of Amper, Politziner & Mattia, P.C. as our independent auditors for the fiscal year ending December 31, 2006.

         3. To transact such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement following this Notice. Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as amended, accompanies this Proxy Statement.

You must be a shareholder of record at the close of business on June 8, 2006 to vote at the Shareholders' Meeting or any adjournment or postponement thereof. Management welcomes your attendance at the Shareholders' Meeting. Your vote is important. Whether or not you expect to attend the Shareholders' Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. Your proxy will not affect your right to vote in person if you attend the Shareholders' Meeting.

                                         By Order of the Board of Directors

                                         /s/Pierre-Georges Roy
                                         ----------------------------
                                            Pierre-Georges Roy
                                            Secretary
                                            June 9, 2006

TABLE OF CONTENTS

                                                                      Page
                                                                      ----
VOTING AT THE ANNUAL MEETING                                            1

SOLICITATION OF PROXIES                                                 3

PROPOSAL No. 1:   To elect a Board of Directors.                        4

PROPOSAL No. 2:   To ratify the selection of Amper, Politziner
& Mattia, P.C. as our independent auditors for the fiscal year
ending December 31, 2006.                                               9

REPORT OF THE AUDIT COMMITTEE                                           10

AUDIT RELATED MATTERS AND INFORMATION REGARDING
THE COMPANY'S REGISTERED PUBLIC ACCOUNTING FIRM                         10

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS             13

EXECUTIVE OFFICERS                                                      16

EXECUTIVE COMPENSATION                                                  17

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION             18

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION                     18

PERFORMANCE GRAPH                                                       20

RELATED PARTY TRANSACTIONS                                              21

OTHER SHAREHOLDER MATTERS                                               22

OTHER BUSINESS                                                          22

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                 22

ADDITIONAL INFORMATION                                                  22

ZANETT, INC.
635 Madison Avenue
15th Floor
New York, NY  10022

                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------

The Board of Directors of Zanett, Inc. ("Zanett" or the "Company"), a Delaware corporation, solicits your proxy for use at its 2006 annual meeting of shareholders (the "Shareholders' Meeting"). This proxy statement contains information related to the Shareholders' Meeting of Zanett to be held on June 28, 2006 at 2:00 p.m. local time at Zanett's principal executive offices located at 635 Madison Avenue, 15th Floor, New York, NY 10022 and at any postponements or adjournments of such meeting. This Proxy Statement and enclosed form of proxy were first sent to shareholders on or about June 9, 2006.

References in this Proxy Statement to the "Company", "Zanett," "we", "us" and "our" refer to Zanett, Inc.

VOTING AT THE ANNUAL MEETING

The Board of Directors has fixed the close of business on June 8, 2006 as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Shareholders' Meeting. As of the Record Date there were 28,664,646 shares of the Company's common stock issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Shareholders' Meeting. A complete list of shareholders entitled to vote at the Shareholders' Meeting will be available for inspection by any shareholder for any purpose relating to the Shareholders' Meeting for ten days prior to the meeting during ordinary business hours at Zanett's executive offices.

The presence, in person or by properly executed proxy, of the holders of a majority of the common stock entitled to vote at the Shareholders' Meeting is necessary to constitute a quorum at the Shareholders' Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Shareholders' Meeting or any postponements or adjournments thereof.

Shares of common stock represented at the Shareholders' Meeting in person or by proxy will be counted to determine the presence of a quorum at the Shareholders' Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Shareholders' Meeting to determine the presence of a quorum, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Shareholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.

The holders of common stock do not have cumulative voting rights in connection with the election of Directors. All shares of common stock that are entitled to vote and are represented at the Shareholders' Meeting by properly executed proxies received prior to or at the Shareholders' Meeting, and not revoked, will be voted at the Shareholders' Meeting in accordance with the instructions indicated on such proxies.

There were no shareholder proposals submitted for the Shareholders' Meeting. The Board of Directors does not intend to bring any matter before the Shareholders' Meeting other than the matters specifically referred to in the notice of the Shareholders' Meeting, nor does the Board of Directors know of any other matter that anyone else proposes to present for action at the Shareholders' Meeting. However, if any other matter is properly brought before the Shareholders' Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Shareholders' Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their discretion on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Shareholders' Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

Enclosed herewith is a proxy card for use by holders of Zanett's common stock. Claudio M. Guazzoni, the Company's Chief Executive Officer, and Kenneth A. DeRobertis, the Company's Chief Financial Officer, will serve as your proxies for the Shareholders' Meeting. To vote by proxy, please complete, sign, date and return the enclosed proxy card. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of common stock represented at the Shareholders' Meeting by the enclosed proxy will be voted FOR the election of each of the Directors nominated by our Board of Directors and FOR the ratification of Amper, Politziner & Mattia, P.C. as our independent auditors.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Zanett, at or before the taking of a vote at the Shareholders' Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Zanett before the taking of a vote at the Shareholders' Meeting or (iii) attending the Shareholders' Meeting and voting in person (although attendance at the Shareholders' Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022, Attention: Secretary, or hand delivered to the Secretary of Zanett at or before the taking of the vote at the Shareholders' Meeting.

                           SOLICITATION OF PROXIES

All expenses of Zanett's solicitation of proxies for the Shareholders' Meeting will be borne by Zanett. In addition to solicitation by use of the mails, proxies may be solicited from Zanett shareholders by Directors and officers of Zanett in person or by telephone, telegram or other means of communication. Such Directors and officers will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Zanett will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

                                 PROPOSAL No. 1

ELECTION OF DIRECTORS

Directors will be elected at the Shareholders' Meeting to serve until the next annual meeting and until their successors have been qualified and elected. The Board of Directors is currently composed of six Directors and the Board of Directors nominates the six persons listed below, all of whom are current Directors. Set forth below is certain information concerning the nominees that is based on data furnished by them. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a Director if elected. Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

Vote Required for Approval

The six Directors are required to be elected by a plurality of the votes cast as to the subject Board of Directors seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED BELOW.

The following persons have been nominated for election as Directors by the Board of Directors:


Name and Age
Principal Occupation During Past Five Years and Other Information

William H. Church, 59 - Served as Director since September 2004.
---------------------------------------------------------------

Serving as Chairman of the Audit Committee of Zanett, Mr. Church has over 30 years of experience advising management and Boards of Directors of high growth publicly traded companies. He is a retired Ernst & Young partner and was instrumental in the establishment and successful development of the Ernst & Young Tax and Human Capital Practice in the New York Metro Area and in Tokyo, Japan. Mr. Church received a B.A. degree from Marquette University. He is a Certified Public Accountant in New York and Wisconsin, a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Leonard Goldstein, 56 - Served as Director since April 2005.
-----------------------------------------------------------
Mr. Goldstein brings over 25 years of diversified technology and financial experience to the investment community. Recently, he was the Chief Information Officer of Pequot Capital Management, a premier hedge fund and venture capital group based in Westport, CT and New York City, NY. He was responsible for overall technology strategy, evaluation, implementation and operations.

Prior to Pequot, he served as the CIO of IntraLinks, responsible for all aspects of technology including: Research & Development, ASP Hosting Services, Operations, Information Security, Infrastructure and CRM/ERP systems. As a founding partner, he was instrumental in growing IntraLinks to a major player in the area of digital collaboration. Prior to IntraLinks, he was a Vice President in the Investment Research Department at Goldman, Sachs & Company; responsible for the development, implementation and operation of a large scale Internet based research delivery system known as the ResearchXpress'sm'.

Mr. Goldstein has his doctorate and masters degrees in engineering from Brooklyn Polytechnic Institute and New York University.

Claudio M. Guazzoni, 43 - Served as Director Since October 2000.
---------------------------------------------------------------
Mr. Guazzoni was named Chief Executive Officer of Zanett, Inc. effective as of the close of business on February 10, 2006, after serving as President of Zanett, Inc. since he co-founded the Company in 2000. Prior to such time, he had co-founded The Zanett Securities Corporation in 1993, of which he is still President. At The Zanett Securities Corporation, Mr. Guazzoni was instrumental in the success and initial public offering of a number of young technology companies, including YouthStream Media, Inc., Robotic Vision Systems, Inc., SmartServ Online, and FiberNet Telecom Group. His previous work in mergers and acquisitions for Salomon Brothers and past experience as a fund manager responsible for managing portfolios aggregating in excess of $1.4 billion provides Zanett with expertise in international finance and deal structuring.

R. Evans Hineman, 71 - Served as Director Since July 2005.
--------------------------------------------------------
R. Evans Hineman - Mr. Hineman is currently a private consultant. Previously he served as corporate Executive Vice President and president of the National Security Solutions Group of ManTech International Corporation. He also served as Litton Vice President for Intelligence, president of Litton/TASC and other leadership positions in TASC supporting customers in the intelligence community and other government entities. Prior to joining TASC in 1989, Mr. Hineman had served for more than thirty-three years in the U.S. Government.

Mr. Hineman joined the Central Intelligence Agency in 1964 as part of the newly formed Foreign Missile and Space Analysis Center (FMSAC) where he served in various positions in the weapons analysis field including the Director of Weapons Intelligence. In 1973, Mr. Hineman was appointed by the Director of Central Intelligence to the DCI's Weapon and Space System Intelligence Committee, where he oversaw intelligence community missile and space analysis activities on behalf of the DCI.

From 1979 until 1982, Mr. Hineman served as the Associate Deputy Director of Intelligence and in that position assisted in the management of all of CIA's analytic and intelligence production activities. Mr. Hineman was subsequently appointed Deputy Director for Science and Technology (DDS&T) of the CIA and Director of Program B in the National Reconnaissance Office in July 1982 and served in that position until his retirement from government service in September 1989. As the DDS&T, he was responsible for management of an organization engaged in research, development, engineering and operations of various intelligence collection and information processing systems.

On the occasion of the CIA's fiftieth anniversary, Mr. Hineman was awarded one of fifty Trailblazer awards for his service. He holds the CIA's Distinguished Intelligence Medal, the NRO's Distinguished Service Medal, and two National Intelligence Distinguished Service Medals and has served on various advisory boards for the government.

Jay W. Kelley, 64 - Served as Director since June 2003.
------------------------------------------------------
General Kelley completed a 37-year Air Force career in 1996 at the rank of Lieutenant General. From March 20, 2000 until March 2003, General Kelley was Vice President of Military Programs for Lockheed Martin Technical Operations. Prior to joining LMTO, General Kelley was employed by System Technology Associates, Inc., where he was Chief Operating Officer. There, he had responsibility for directing and overseeing the activity of the corporate staff and field operations. General Kelley is currently a Senior Vice President in the National Security Solutions Group of ManTech International Corporation where he has primary responsibility for ManTech's business relating to Department of Defense and intelligence community space programs and other Midwest operations. General Kelley earned his Bachelor of Science degree from the United States Air Force Academy in Colorado Springs in 1964, and a Master of Science degree in Political Science from Auburn University in Montgomery, Alabama, in 1973. He completed Squadron Officer School, Maxwell AFB, in 1967; Air Command and Staff College in 1973; Research Associate Studies in 1980, International Institute for Strategic Studies, London, England; National War College in 1981, Fort Lesley J. McNair; the Program for Senior Executives in National and International Security in 1986, John F. Kennedy School of Government, Harvard University; and the Program on Foreign Politics and National Interest, Massachusetts Institute of Technology, in 1987.

L. Scott Perry, 58 - Served as Director Since March 2001.
--------------------------------------------------------
Mr. Perry was with AT&T Corporation from January 1997 until his retirement in January 2002. During this period, he served as Vice President - Advanced Platform Systems from January 1997 to May 1998, Vice President - Strategy and Alliances from May 1998 to December 1999 and Vice President of Strategy & Business Development from January 2000 until his retirement.

In these roles, he was responsible for building and refining the business strategy of AT&T and leading the development of growth plans which included close and effective relationships with other computer and networking product and service firms. Mr. Perry and his team led AT&T Corporation's 1998 acquisition of IBM's Global Network business.

Before joining AT&T, Mr. Perry was with IBM for almost sixteen years. During that time he held a number of marketing and sales executive positions, culminating in his last assignment as General Manager, Academic Computing Information Systems, an independent business unit with responsibility for strategy, development, marketing and support of information systems to the higher education marketplace.

Mr. Perry currently serves as non-executive Chairman of INEA, a corporate performance management software company, and Chairman of Smartserv Online, a NASDAQ listed wireless application provider. He is also an advisor and Operating Partner of Global Communications Partners, an early stage venture capital fund based in Menlo Park, California.

In addition to his board and advisory responsibilities, Mr. Perry is the founder and principal of Cobblers Hill Group, based in Weston, Connecticut, through which he advises a number of small and early stage companies as well as engaging with other larger companies on strategic consulting engagements.

Information About the Board of Directors and Committees of the Board of Directors

In March 2001, the Board of Directors established an Audit Committee, which is composed of three non-employee independent directors. The Audit Committee, which has adopted a formal charter, assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's accounting, auditing, and reporting practices. The members of the Audit Committee are Messrs. Church, Goldstein and Perry. The Audit Committee conducted meetings on April 6 and April 17, 2006 to review and discuss the 2005 consolidated financial statements with management and the Company's independent auditors to review and approve the Company's Annual Report on Form 10-KSB prior to its issuance. The Audit Committee also met quarterly with management and its independent auditors during 2005 to review the Company's quarterly reports on Form 10-QSB prior to their issuance. During 2006, the Audit Committee will continue to meet quarterly to review the Company's financial statements and SEC reports.

All members of the Audit Committee are independent committee members as defined by the Nasdaq National Market listing standards and pursuant to Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Board of Directors has determined that Mr. Church is a "financial expert," as defined in Item 401(e)(2) of Regulation S-B promulgated by the Commission.

During 2005, the Board of Directors held five meetings. The Board of Directors acted several times by unanimous written consent in lieu of a meeting as permitted by Delaware law. Each director attended at least 75% of the meetings of the Board and committees on which he served.

The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee and does not have any nominating committee charter. Such functions are currently performed by the independent, as defined by the Nasdaq National Market listing standards, members of the Board of Directors acting as a whole. In carrying out this function, the Board of Directors seeks to create a Board of Directors that is strong in its collective diversity of skills and experience with respect to finance, leadership, business operations and industry knowledge. The Board of Directors considers on an annual basis the current composition of the Board of Directors in light of characteristics of independence, age, skills, experience and availability of service to our company of its members and of anticipated needs. When the Board of Directors review a potential new candidate, the Board of Directors looks specifically at the candidate's qualifications in light of the needs of the Board of Directors at a given point in time. Generally, in nominating director candidates, the Board of Directors strives to nominate directors that exhibit high standards of ethics, integrity, commitment and accountability. In addition, all nominations attempt to ensure that the Board of Directors shall encompass a range of talent, skills and expertise sufficient to promote sound guidance with respect to our operations and activities.

Shareholders may make nominations for election to the Board of Directors. Such nominations may be made only in writing by a shareholder entitled to vote at the annual meeting and must be addressed to the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022. Nominations must be received by the Secretary not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting and must be accompanied by the written consent of the nominee. Nominations must also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

Compensation of Directors

Zanett does not pay fees to any of our Directors. The Board of Directors has established a practice of granting each new non-employee Director an option under the Zanett, Inc. Incentive Stock Plan to purchase up to 100,000 shares of the Company's common stock with an exercise price equal to market price at the time of the grant. These options are exercisable immediately but the underlying shares are initially unvested. The vesting for the shares underlying these options is as follows:

Mr. Church's shares vested or will vest one third each on September 1, 2005, September 1, 2006 and September 1, 2007. Mr. Goldstein's shares vested or will vest one third each on April 21, 2006, April 21, 2007 and April 21, 2008. General Kelley's shares vested or will vest one third each on June 17, 2004, June 17, 2005 and June 17, 2006. Mr. Hineman's shares will vest one third each on July 20, 2006, July 20, 2007 and July 20, 2008. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter all vested shares are subject to a lock-up agreement that precludes the sale of the shares, except as otherwise provided in such agreement. As of May 31, 2006, none of the Directors have exercised any of their options.

PROPOSAL No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation by the Audit Committee, the Board of Directors has, subject to the ratification by the shareholders, appointed Amper, Politziner & Mattia, P.C., independent auditors, to audit the consolidated financial statements of Zanett for the fiscal year ending December 31, 2006, replacing Deloitte & Touche LLP as the Company's independent registered public accounting firm. Deloitte & Touche LLP audited the consolidated financial statements of Zanett for the fiscal year ended December 31, 2005. Representatives of Amper, Politziner & Mattia, P.C., will be present at the Shareholders' Meeting and will have the opportunity to make a statement if they desire to do so and will be available to answer any appropriate questions.

Vote Required for Approval

The proposal to ratify the appointment of Amper, Politziner & Mattia, P.C., requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Shareholders' Meeting for its approval.

Abstentions may be specified on the proposal and will be considered present at the Shareholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares of Common Stock present at the Shareholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The following is the Audit Committee's report with respect to the Company's consolidated financial statements for the year ended December 31, 2005.

The Audit Committee has reviewed and discussed the Company's consolidated financial statements with management and was made aware that the Company's disclosure controls and procedures were not effective because of a material weakness in internal control over financial reporting due to insufficient accounting resources to ensure there are appropriate controls over the financial reporting and closing process or to ensure significant non-routine transactions are accounted for in accordance with US GAAP. This material weakness resulted in material audit adjustments in order to present the 2005 annual financial statements in accordance with US GAAP. The Company informed the Audit Committee that it intends to hire additional staff with the requisite knowledge to ensure that these weaknesses are properly addressed and remedied.

At meetings held on April 6, and April 17, 2006, the Audit Committee discussed with management and the Company's independent registered public accounting firm for 2005, Deloitte & Touche LLP, the consolidated financial statements for the year ended December 31, 2005. This meeting included discussions with Deloitte & Touche of matters relating to the auditors' judgments about the acceptability and quality of the Company's accounting principles, as applied in its financial reporting, as required by Statement of Auditing Standards No. 61, "Communications with Audit Committees." Deloitte & Touche has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee has received and discussed with Deloitte & Touche its written disclosures and letter as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and Deloitte & Touche's independence from the Company.

Based on the Audit Committee's review and discussions described above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Members of the Audit Committee of the Board of Directors

William H. Church
L. Scott Perry
Leonard Goldstein

AUDIT RELATED MATTERS AND INFORMATION REGARDING THE COMPANY'S REGISTERED PUBLIC ACCOUNTING FIRM

On June 5, 2006, the Company filed a Current Report on Form 8-K dated June 5, 2006(the "Form 8-K") regarding the Company's decision to replace Deloitte & Touche LLP ("D&T") as the Company's independent registered public accounting firm for the year ending December 31, 2006. The decision to change accountants was recommended by the Audit Committee. Effective June 5, 2006, the Audit Committee engaged Amper, Politziner & Mattia, P.C. as the Company's independent public accountants for the year ending December 31, 2006, subject to ratification by the Company's shareholders at the Shareholders' Meeting.

The audit reports issued by D&T on the consolidated financial statements of the Company for the years ended December 31, 2005 and December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that D&T's reports on the consolidated financial statements of the Company for the year ended December 31, 2005 contained a separate explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2005 and December 31, 2004, and the subsequent interim period from January 1, 2006 through March 31, 2006 (the "Reporting Period"), there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such periods.

The Company disclosed in its Form 10-KSB for the fiscal year ended December 31, 2005 and in its Form 10-Q for the interim period from January 1, 2006 through March 31, 2006 that its disclosure controls and procedures were not effective because of a material weakness in internal control over financial reporting due to insufficient accounting resources to ensure there are appropriate controls over the financial reporting and closing process or to ensure significant non-routine transactions are accounted for in accordance with US GAAP. This material weakness resulted in material audit adjustments in order to present the 2005 annual financial statements in accordance with US GAAP. In connection with the above matter, D&T notified the Company in writing of the material weakness.

From January 1, 2004 through the date of the engagement of Amper, Politziner & Mattia, neither the Company nor anyone acting on its behalf consulted Amper, Politziner & Mattia, P.C., regarding any of the matters or events set forth in
Item 304(a)(2) of Regulation S-K.

Audit Fees

The aggregate fees for professional services rendered by Deloitte & Touche LLP in connection with its audit of Zanett's annual consolidated financial statements included in Form 10-KSB for the years ended December 31, 2005 and 2004, reviews of the consolidated interim financial statements included in our Quarterly Reports on Form 10-QSB and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934, as amended were $522,300 and $296,815, respectively.

Audit Related Fees

The aggregate fees for professional services rendered by Deloitte & Touche LLP for the years ended December 31, 2005 and 2004 related to the performance of the audits or reviews of the Company's consolidated financial statements which are not reported above under "Audit Fees" were $197,300 and $91,300 respectively. "Audit Related Fees" related to the historical audits of newly acquired subsidiaries.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP for the years ended December 31, 2005 and 2004 for professional services rendered for tax compliance, advice and planning were $48,125 and $22,625 respectively. "Tax Fees" includes fees for tax consultations and return preparation.

All Other Fees

There were no fees billed by Deloitte & Touche LLP for the years ended December 31, 2005 and 2004 for professional services rendered other than those described above under "Audit Fees", "Audit Related Fees" and "Tax Fees".

Pre-Approval of Services

The Audit Committee historically has separately pre-approved the audit, audit-related, tax and other services to be provided to the Company by Deloitte & Touche, and will continue to separately pre-approve all such services provided by Amper, Politziner & Mattia.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table shows, as of March 31, 2006, the common stock owned beneficially by (i) each Director of the Company, (ii) each Executive Officer,
(iii) all Directors and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such common stock. Each of the shareholders listed has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.

                      Beneficial Ownership of Common Stock

Name and address of                            Number of Shares                 Percentage
Beneficial Owner                            Beneficially Owned (1)               of Class (1)

Claudio Guazzoni                                  7,449,944                        26.1%
Chief Executive Officer and Director

David McCarthy                                    7,338,967                        25.7%

Jack M. Rapport                                     395,061 (3)                     1.4%
President

Pierre-Georges Roy                                  207,910 (4)                     0.7%
Secretary

William H. Church                                    33,333 (5)                       *
Director

Leonard G. Goldstein                                 33,333 (6)                       *
Director

Jay W. Kelley                                        66,666 (7)                       *
Director

L. Scott Perry                                      100,000 (8)                       *
Director

Evans R. Hineman                                          - (9)                       *
Director

Bruno Guazzoni                                    6,682,392                        23.4%

Trust for Scott and Mary
Seagrave                                          1,877,984                         6.6%

All Directors and Executive                       8,286,247 (10)                   29.0%
Officers as a Group (8 persons)

* Less than 1%.

(1) The percentage of class based upon 28,589,646 shares of common stock issued and outstanding (or deemed to be issued and outstanding) as of March 31, 2006, calculated in accordance with Rule 13d-3 of the Exchange Act. The number of shares beneficially owned also includes shares owned by (i) a spouse, minor children or by relatives sharing the same home, (ii) entities owned or controlled by the named person and (iii) other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person. The address for all persons listed in the above table is c/o Zanett, Inc., 635 Madison Avenue, New York, NY 10022, except for the Trust for Scott and Mary Seagrave, the address of which is 5412 CourseView Drive, Suite 122, Mason, OH 45040.

(2) Effective as of the close of business on February 10, 2006, Claudio M. Guazzoni, formerly the President of Zanett, Inc., was elected Chairman of the Board and appointed Chief Executive Officer of our company, replacing David M. McCarthy. Also effective as of the close of business on February 10, 2006, Jack
M. Rapport, formerly the Chief Financial Officer, was appointed President of our company, and Kenneth DeRobertis was appointed Chief Financial Officer.

(3) Excludes 750,000 shares of common stock issuable upon exercise of options issued to Mr. Rapport on August 4, 2003. These options were exercisable immediately but the underlying shares are initially unvested, with vesting to occur on August 4, 2008 or as otherwise determined by the board of directors.

(4) Excludes 750,000 shares of common stock issuable upon exercise of options issued to Mr. Roy on August 4, 2003. These options were exercisable immediately but the underlying shares are initially unvested, with vesting to occur on August 4, 2008 or as otherwise determined by the board of directors.

(5) On August 25, 2004, Mr. Church was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $3.82 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of September 1, 2005, 2006 and 2007. Therefore, at March 31, 2006, 33,333 shares had vested, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until September 1, 2009, except as otherwise provided in such agreement.

(6) On April 21, 2005, Mr. Goldstein was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $3.30 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of April 21, 2006, 2007 and 2008. Therefore, at March 31, 2006, Mr. Goldstein had the right to acquire 33,333 vested shares within 60 days, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until April 21, 2010, except as otherwise provided in such agreement.

(7) On June 17, 2003, General Kelley was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $2.00 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of June 17, 2004, 2005 and 2006. Therefore, at March 31, 2006, 66,666 shares had vested, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until June 17, 2008, except as otherwise provided in such agreement.

(8) On November 17, 2001, Mr. Perry was issued options to purchase 100,000 shares of the Company's common stock with an exercise price of $2.00 per share. These options were exercisable immediately but the underlying shares were initially unvested, with vesting occurring ratably on each of August 1, 2002, 2003 and 2004. At March 31, 2006, Mr. Perry had the right under these options to purchase 100,000 of vested shares, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.

(9) On July 20, 2005, Mr. Hineman was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $3.65 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of July 21, 2006, 2007 and 2008. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until July 20, 2010, except as otherwise provided in such agreement.

(10) Includes 233,332 vested shares of the Company's Common Stock issuable upon the exercise of options at March 31, 2006 or that would become issuable within 60 days of that date.

                               EXECUTIVE OFFICERS

The Company currently has three executive officers. Biographical information for Claudio M. Guazzoni, Chief Executive Officer, is included in Proposal 1 - Election of Directors. Biographical information for the remaining executive officers is presented below.

Jack M. Rapport, 53 - Mr. Rapport was named President of Zanett, Inc. effective as of the close of business on February 10, 2006, after serving as the Chief Financial Officer since April 2001. Prior to such time, Mr. Rapport served as the interim Chief Financial Officer of Adept, Inc. and then the Vice President of Corporate Development for Coriva, Inc., a wholly-owned subsidiary of Adept, Inc., since early 2000. From 1998 to early 2000, Mr. Rapport served as President and Chief Executive Officer of Whitehall Capital Associates, Ltd., a financial services company, in 1998 and Wyndham Capital Management, Ltd., a financial consulting firm, in 1999. From 1995 to 1997, Mr. Rapport was the Executive Vice President and Chief Financial Officer of The Pharmacy Fund, Inc., a healthcare finance company. In total, Mr. Rapport has over thirty years of financial and business experience in both public and private corporate settings including:
Bank of America, Manufacturers Hanover Trust Co. (now JPMorganChase) and Blue Cross and Blue Shield of Maryland.

Kenneth A. DeRobertis, 49 - Mr. DeRobertis was named Chief Financial Officer of Zanett, Inc. effective as of the close of business on February 10, 2006, after serving as the Corporate Controller of Zanett, Inc. since June 2004. Prior to such time, Mr. DeRobertis served as a consultant to Zanett, Inc. Prior to joining Zanett, Inc. on a full time basis, he served as the Director of Corporate Reporting for Monster Worldwide (formally TMP Worldwide Inc.), the parent company of Monster, a leading global online careers property, from 2001 to 2003. From 1993 to 2001, Mr. DeRobertis was with The Man Group USA (formally E.D. & F. Man Inc.), an agricultural/financial services/asset management firm whose parent company was based in the United Kingdom and listed on the London Stock Exchange. During this period, he served as the Assistant Controller to the Brokerage Division from 1993 to 1996, Finance Director for a derivative bond trading desk in the Asset Management Division from 1996 to 1999 and from 1999 to 2001 he served as the Corporate Controller of North America.

Employment Agreements

The Company has an employment agreement with the Chief Executive Officer of the Company, Mr. Guazzoni, described as follows:

Mr. Guazzoni has a two-year employment agreement that will be renewed for successive annual terms until canceled by the Company or the officer. Compensation will be determined by the officer and the Company on an annual basis and may consist of a combination of cash compensation and grants of incentive stock options. For the years ended December 31, 2003, 2004 and 2005, the Company agreed to a base annual compensation of $110,000.

During 2005 Mr. McCarthy had a two-year employment agreement that was renewable for successive annual terms until canceled by the Company or the officer. Compensation was determined by the officer and the Company on an annual basis and could consist of a combination of cash compensation and grants of incentive stock options. The employment agreement was canceled when Mr. McCarthy left the Company in 2006.

EXECUTIVE COMPENSATION

During the fiscal years ended December 31, 2005, 2004 and 2003, executive officers received compensation for services provided to the Company, as detailed in the table below.


                                          Annual Compensation                               Long Term Compensation
                                ------------------------------------------------   ---------------------------------------
                                                                       Other       Restricted   Securities         All
                                                                       Annual        Stock      Underlying        Other
                                Year       Salary        Bonus      Compensation     Awards       Options     Compensation
                                ----       ------        -----      ------------   -----------  ------------  ------------
Davied M. McCarthy (1)          2005      110,000      $41,000       $        -     $       -            -      $       -
                                2004      110,000       15,000                -             -            -              -
                                2003      110,000       23,000                -             -            -              -

Claudio M. Guazzoni             2005      110,000      $15,000       $        -     $       -            -      $       -
Chief Executive Officer (1)     2004      110,000       15,000                -             -            -              -
and Director                    2003      110,000       23,000                -             -            -              -

Jack M. Rapport                 2005      187,500      $12,000       $        -     $       -            -      $       -
President (1)                   2004      150,000       10,000                -             -            -              -
                                2003      150,000       20,000                -             -      750,000(2)           -

Pierre-Georges Roy              2005      187,500      $12,000       $        -     $       -            -      $       -
Chief Legal Officer             2004      150,000       10,000                -             -            -              -
and Secretary                   2003      150,000       20,000                -             -      750,000(2)           -

(1) Effective as of the close of business on February 10, 2006, Claudio M. Guazzoni, formerly the President of Zanett, Inc., was elected Chairman of the Board and appointed Chief Executive Officer of our company, replacing David. M. McCarthy. Also effective as of the close of business on February 10, 2006, Jack
M. Rapport, formerly the Chief Financial Officer, was appointed President of our company, and Kenneth DeRobertis, the former controller, was appointed Chief Financial Officer.

(2) On August 4, 2003, the Company awarded 750,000 options to purchase Common Stock to each of Messrs. Rapport and Roy at an exercise price of $2.00 per share, which was the market price on the grant date. These options were exercisable immediately but the underlying shares are initially unvested, with vesting to occur on August 4, 2008 or as otherwise determined by the Board of Directors.

Stock Options Granted During Fiscal Year Ended December 31, 2005

Under Zanett's stock plan, the Company issued the following options during 2005 to purchase shares of the Company's common stock:

    - Options to purchase 1,173,253 shares of Zanett common stock were granted to employees of the Company and its wholly-owned subsidiaries.

    - Options to purchase 541,250 shares of Zanett common stock were granted to vendors in exchange for services provided to the Company.

There is no understanding between the Company and any of its present shareholders regarding the sale of a portion or all of the common stock currently held by them in connection with any future participation by the Company in a business. There are no other plans, understandings, or arrangements whereby any of the Company's officers, directors, or principal shareholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with the Company's participation in a business. Members of Zanett's Board of Directors receive no cash compensation for their service as directors.


Compensation Committee Interlocks and Insider Participation

In 2005, Claudio Guazzoni and David McCarthy, each of whom was both a Director and executive officer of the Company, along with Jack Rapport and Pierre-Georges Roy, each of whom was an executive officer of the Company, participated in deliberations concerning executive officer compensation. William H. Church, a Director, also participated in deliberations of the Board of Directors and the executive officers regarding compensation decisions in 2005.

For further information regarding certain transactions between the officers identified above and Zanett, please see "Related Party Transactions" elsewhere in this proxy statement. No executive officer of Zanett served as a director or a member of the compensation committee of another company, one of whose executive officers serves as a member of our board.

Board of Directors Report on Executive Compensation

The Company's Executive Committee, which is comprised of certain Directors and officers of the Company, has historically recommended compensation policies to the Company's Board, reviewed performance of Company officers, approved base salary levels and administered our Stock Option Plan. The Executive Committee periodically updates the Board with respect to compensation decisions and the Board has historically ratified all compensation-related proposals and decisions of the Executive Committee.

The Board believes that the Company's current operations require a small, highly motivated and professional staff. The Company's compensation policies, therefore, are designed to retain and motivate such a staff by providing competitive levels of compensation, with an emphasis on equity compensation to keep cash compensation as a modest outlay.

The executive compensation provided to Company executives has historically combined a base salary and long-term incentive in the form of a stock ownership program. Based on publicly available compensation data for the Tri-State Area, the Company believes that base salaries for the Company's executives have historically been below market rates for executives at similarly situated companies. Base salary levels and adjustments thereto are based on individual responsibilities and performance expectations as to future contributions and cost of living factors. To further align the interests of senior management with the interests of shareholders, the program has historically provided management with a significant stock ownership component to their compensation program through our Stock Option Plan.

The Company adopted its Stock Option Plan to provide options to employees to acquire common shares as a means of creating long-term compensation incentives. Option grants are made at fair market value on the date of grant and usually vest cumulatively in 10/20/30/40% increments on each of the first four anniversary dates of the effective date of such grants. There were 1,373,337 stock options granted to employees during 2005.

The Company has historically awarded its corporate executives bonuses based on individual and corporate performance in relationship to the achievement of specific milestones, such as the closing of an acquisition.

Mr. McCarthy's base salary for 2004 was $110,000. Mr. McCarthy's bonus award for 2005 was intended to compensate him for leading our continuing efforts to stabilize our operations. The most heavily weighted factor in the determination of Mr. McCarthy's bonus award was the individual performance of his duties. Mr. McCarthy's compensation was tied to the operating performance of the Company. The Executive Committee of the Company determined, for 2005, that the Company's operating performance was below target, and that as such, Mr. McCarthy should earn only a nominal bonus for such period.

The 2005 Board of Directors

Claudio Guazzoni
David McCarthy
William H. Church
Leonard G. Goldstein
Jay W. Kelley
L. Scott Perry
R. Evans Hineman

PERFORMANCE GRAPH

The graph set forth below compares the cumulative total returns to holders of common shares of Zanett with the cumulative total return of the Standard & Poor's 500 Index and the cumulative total return to holders of common stock of a peer group that we have constructed for the period beginning December 31, 2000 through December 31, 2005. The peer group consists of Sapient Corp., Bearingpoint, Inc., Keane Inc., CGI Group Inc., Maximus, Inc., Ciber, Inc., Management Network Group, Inc., Answerthink, Inc., Diamondcluster International, Inc., and Perot Systems Corporation. The index and peer group are included for comparative purposes only. They do not necessarily reflect management's opinion that such index or peer group are an appropriate measure of relative performance of our common shares, and are not intended to forecast or be indicative of future performance of our common shares. The graph assumes that the value of the investment in the relevant stock or index was $100 on December 31, 2000 and that all dividends were reinvested. The closing market price of our common shares on December 30, 2005 was $3.43 per share.


                              [PERFORMANCE GRAPH]

                                                   Cumulative Total Return
                            ----------------------------------------------------------------------
                                 12/00      12/01       12/02       12/03       12/04       12/05
Zanett, Inc.                    100.00      58.57       63.14       74.86      150.00       98.00
S & P 500                       100.00      88.12       68.64       88.33       97.94      102.75
PEER GROUP                      100.00     139.97       67.75       98.49       99.35       94.54

RELATED PARTY TRANSACTIONS

During the past two years, the Company was a party to the following transactions with related parties:

The Company recorded general and administrative expenses in the amount of $53,250 and $213,000 for office space, computer equipment, telephone and other administrative support provided by The Zanett Securities Corporation through March of 2005 and in 2004, respectively. The Zanett Securities Corporation and the Company have common majority ownership. In April 2005, the Company moved its corporate headquarters which effectively ended this arrangement. We believe that the terms of this arrangement were fair and not less favorable to us than could have been obtained from unaffiliated parties.

In 2005, the Company extended the maturity dates on promissory notes issued to Bruno Guazzoni, the uncle of Zanett's Chief Executive Officer, Claudio Guazzoni, and the owner of approximately 26.1% of Zanett's outstanding common stock, in the amounts of $3,075,000 and $1,500,000 from May 1, 2006 to October 31, 2006.
These notes bear interest at an annual rate of 11%. On December 30, 2005, the Company issued an additional promissory note in the amount of $500,000 to Bruno Guazzoni. The note has a maturity date of January 2, 2007 and requires quarterly cash payments for interest beginning March 31, 2006, at the rate of fifteen percent (15%) per annum. Principal is repayable in cash at maturity. The note may be pre-paid without penalty. In March 2006, the Company issued two promissory notes in the amount of $500,000 each to Bruno Guazzoni. One of these notes originally matured on January 2, 2007 and the other matures on May 31, 2007. Both notes bear interest at an annual rate of 15%. In March 2006, the maturity dates on all of the above mentioned notes were extended to May 31, 2007.

On November 7, 2005, Pierre-Georges Roy and Jack M. Rapport surrendered 242,090 and 179,354 shares of Common Stock of the Company, respectively, in satisfaction of promissory notes issued by each of them to Zanett in 2001 and 2002. At the time the notes made by Mr. Roy were satisfied, the total amount of principal outstanding and accrued interest under such notes was $950,000 and $180,561.64, respectively. At the time the notes made by Mr. Rapport were satisfied, the total amount of principal outstanding and accrued interest under such notes was $697,664.85 and $139,916.93, respectively. As a result of this surrender of shares of Common Stock, the obligations of Messrs. Roy and Rapport under their respective notes have been satisfied in full.


POLICY AND PROCESS REGARDING SHAREHOLDER COMMUNICATIONS TO THE BOARD

The Board of Directors has adopted a policy and process regarding shareholder communications to the Board. Shareholders may communicate with the Board collectively, or with any of its individual members, by writing to them c/o the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors.

Members of the Board of Directors are encouraged to attend the annual meeting. Last year, six members of the Board of Directors attended the annual meeting.

OTHER SHAREHOLDER MATTERS

Shareholder Proposals and Nominations of Directors for Zanett's Next Annual Meeting of Shareholders

Any shareholder who intends to present a proposal for consideration at Zanett's next annual meeting of shareholders intended to occur on or about June 16, 2007 must submit such shareholder's proposal in writing to Zanett at its executive offices on or before February 9, 2007 in order to have Zanett consider the inclusion of such proposal in Zanett's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made. A notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is considered untimely after April 25, 2007 and Zanett's proxy for its 2007 annual meeting of shareholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Nominations for election to the Board of Directors at Zanett's next annual meeting may be made only in writing by a shareholder entitled to vote at such annual meeting and must be addressed to the Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors. Nominations must be received by the Secretary on or before December 31, 2006 and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that may be brought before the Shareholders' Meeting. If other matters not now known come before the Shareholders' Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the timely filing of reports of ownership and changes in ownership with the Securities and Exchange Commission by Zanett's directors, certain of its officers and persons who own more than ten percent (10%) of Zanett's Common Stock.

The Company believes that all filings under Section 16(a) were timely made, except that a Form 4 filing was made by Mr. Rapport on January 24, 2005 to report a sale of Company securities on January 5, 2005 and that Forms 4 were filed on March 1, 2006 for each of Messrs. Rapport and Roy reporting the November 7, 2005 surrender of securities to the Company by each in satisfaction of certain promissory notes.


ADDITIONAL INFORMATION

A copy of Zanett's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as amended, which contains copies of the Company's audited financial statements, accompanies this Proxy Statement. The annual report shall not be deemed proxy solicitation material. Zanett will furnish to any shareholder, without charge, upon written or oral request, any other documents filed by Zanett pursuant to the Exchange Act. Requests for such documents should be addressed to Pierre-Georges Roy, Secretary, Zanett, Inc., 635 Madison Avenue, 15th Floor, New York, NY 10022, telephone number (646) 502-1800. Documents filed by Zanett pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's (the "SEC") Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), which is publicly available through the SEC's Web site (http://www.sec.gov).


New York, NY                       By Order of the Board of Directors,
June 9, 2006                       /s/ Pierre-Georges Roy
                                   ----------------------------------
                                   Pierre-Georges Roy, Secretary

                                                                      Appendix 1

                                                          [ ]


                                  ZANETT, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     I hereby constitute and appoint Claudio M. Guazzoni or Jack M. Rapport as my true and lawful agent and proxy, with full power of substitution in each, to vote all shares of Common Stock held of record by me at the Meeting of Shareholders of Zanett, Inc. to be held on June 28, 2006 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

     Unless otherwise specified, all shares will be voted for the election of all nominees listed and for each of the proposals to be acted upon at the Meeting of Shareholders. This Proxy also delegates discretionary authority to vote with respect to any matters as to which a choice is not specified by the Shareholder and any matters that Zanett, Inc. did not have notice of a reasonable time before Zanett, Inc. mailed the proxy materials relating to the Shareholders' Meeting.

                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                  ZANETT, INC.

                                 June 28, 2006

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

                Please detach and mail in the envelope provided.

  THE BOARD OF DIRECTORS RECOMMENDS AVOTE "FOR" THE ELECTION OF DIRECTORS AND
    "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
     ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.Proposal No. 1,  Election of Directors

NOMINEES

[ ] FOR ALL NOMINEES             O William H. Church
                                 O Leonard G. Goldstein

[ ] WITHHOLD AUTHORITY           O Claudio M. Guazzoni
    FOR ALL NOMINEES             O R. Evans Hineman

[ ] FOR ALL EXCEPT               O Jay W. Kelley
    (See instructions below)     O L. Scott Perry

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

                                                       FOR   AGAINST   ABSTAIN
2. Proposal No. 2, to ratify the Board of Directors'   [ ]     [ ]       [ ]
   appointment of Amper, Politziner & Hattia, PC, independent auditors, as auditors for Zanett, Inc for the fiscal year ending December 31, 2006.

The undersigned hereby revokes all previous proxies for the Meeting of Stockholders and acknowledges receipt of the Notice of Meeting and Proxy Statement of Zanett, Inc.

Signature of Shareholder______________ Date:_________ Signature of Shareholder______________ Date:_________

Note: This proxy must be signed exactly as the name appears hereon.
      When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                           STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as............................   'sm'